J.P. MORGAN FUNDS

JPMorgan Income Builder Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 25, 2011

to the Summary Prospectuses dated February 28, 2011, as supplemented

Effective immediately, the portfolio manager information for the Fund in the section titled “Portfolio Management” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Neill D. Nuttall	2007	Managing Director
Jeffrey A. Geller	2007	Managing Director
Patrick Jakobson	2007	Managing Director
Anne Lester	2009	Managing Director
Michael Schoenhaut	2007	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-IB-311